UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 28, 2005

                             Roaming Messenger, Inc.
             (Exact name of registrant as specified in its charter)


          Nevada                        0-13215                  30-0050402
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


            50 Castilian Dr. Suite A, Santa Barbara, California 93117
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (805) 683-7626

                                   Copies to:
                              Greg Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 28, 2005, Roaming Messenger, Inc. (the "Company") consummated a Securities Purchase Agreement (the "Purchase Agreement") dated December 28, 2005 with Cornell Capital Partners L.P. ("Cornell") providing for the sale by the Company to Cornell of its 10% secured convertible debentures in the aggregate principal amount of $1,200,000 (the "Debentures") of which $400,000 was advanced immediately. The second installment of $350,000 will be advanced two business days prior to the filing by the Company with the Securities and Exchange Commission (the "Commissions") of the Registration Statement (as defined below). The last installment of $450,000 will be advanced two business days prior to the date the Registration Statement is declared effective by the Commission.

The Debentures mature on the third anniversary of the date of issuance (the "Maturity Date") and the Company is not required to make any payments until the Maturity Date.

Holders (the "Holders") of the Debentures may convert at any time amounts outstanding under the Debentures into shares of Common Stock of the Company (the "Common Stock") at a conversion price per share equal to the lesser of (i) $0.15 or (ii) eighty percent (80%) of the lowest Volume Weighted Average Price of the Common Stock during the five (5) trading days immediately preceding the Conversion Date as quoted by Bloomberg, LP. Cornell has agreed not to short any of the shares of Common Stock.

The Company has the right to redeem a portion or all amounts outstanding under the Debenture prior to the Maturity Date at a 20% redemption premium provided that the closing bid price of the Common Stock is less than $0.15. In addition, in the event of a redemption, the Company is required to issue to Cornell 50,000 shares of Common Stock for each $100,000 redeemed.

Under the Purchase Agreement, the Company also issued to Cornell five-year warrants to purchase 1,500,000, 4,000,000 and 4,000,000 shares of Common Stock at $0.08, $0.10 and $0.12, respectively (collectively, the "Warrants").

In connection with the Purchase Agreement, the Company also entered into a registration rights agreement with Cornell (the "Registration Rights Agreement") providing for the filing of a registration statement (the "Registration Statement") with the Securities and Exchange Commission registering the Common Stock issuable upon conversion of the Debentures and exercise of the Warrants. The Company is obligated to use its best efforts to cause the Registration Statement to be declared effective no later than April 27, 2006 and to insure that the registration statement remains in effect until all of the shares of common stock issuable upon conversion of the Debentures and exercise of the Warrants have been sold. In the event of a default of its obligations under the Registration Rights Agreement, including its agreement to file the Registration Statement with the Securities and Exchange Commission no later than January 27, 2006, or if the Registration Statement is not declared effective by April 27, 2006, it is required to pay to Cornell, as liquidated damages, for each month that the registration statement has not been filed or declared effective, as the case may be, either a cash amount or shares of our common stock equal to 2% of the liquidated value of the Debentures.

The Company's obligations under the Purchase Agreement are secured by substantially all of the Company's assets. As further security for the Company's obligations thereunder, Jon Lei, the Company's Chief Executive Officer, has granted a security interest in 2,000,000 shares of Common Stock that he owns.

Item 1.02 Termination of a Material Definitive Agreement.

On December 28, 2005, the Company terminated the Periodic Equity Investment Agreement dated March 28, 2005 with Wings Fund, Inc. ("Wings"). That agreement provided for the sale to Wings of up to $3,000,000 worth of Common Stock at the Company's discretion in twelve monthly increments of up to $250,000 commencing in September 2005. To date, the Company has sold approximately 4,279,174 shares of Common Stock for total proceeds of $272,147.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 for a description of a secured loan obligation by the Company.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 above for a description of the transactions pursuant to which the Company issued Debentures and Warrants. All securities were issued pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), and/or Section 4(2) of the Act.

Item 9.01 Financial Statements and Exhibits.

        (a) Financial statements of business acquired.

            Not applicable.

        (b) Pro forma financial information.

            Not applicable.

        (c) Exhibits.

Exhibit
Number                               Description
-------     --------------------------------------------------------------------
4.1         Convertible Debenture dated December 28, 2005
4.2         Form of $0.08 Warrant
4.3         Form of $0.10 Warrant
4.4         Form of $0.12 Warrant
10.1        Securities Purchase Agreement dated December 28, 2005 between the
            Company and Cornell
10.2        Investor Registration Rights Agreement dated December 28, 2005
10.3        Insider Pledge and Escrow Agreement dated December 28, 2005 by and among the Company, Cornell and David Gonzalez as escrow agent
10.4        Security Agreement dated December 28, 2005 by and between the
            Company and Cornell
10.5        Escrow Agreement Dated December 28, 2005 by and among the Company.
            Cornell and David Gonzalez, as Escrow Agent
10.6        Irrevocable Transfer Agent Instructions
99.1        Press Release

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Roaming Messenger, Inc.


                                     By: /s/ Jon Lei
                                         -------------------------------------
                                         Chief Executive Officer

Date:  December 29, 2005